UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549

                          FORM 8-K/A

                        CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported)
                      September 16, 1998


                      FACTUAL DATA CORP.
                    ---------------------
    (Exact name of registrant as specified in its charter)


    Colorado                0-24205              84-1449911
-------------------    -----------------     --------------------
(State of                (Commission File    (I.R.S. Employer
 incorporation)               Number)         Identification No.)



                    5200 Hahns Peak Drive
                 Fort Collins, Colorado 80538
               -------------------------------
           (Address of principal executive offices)


                        (970) 663-5700
                       ----------------
     (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) The registrant is filing the required financial statements in connection with its acquisitions of Factual Data Minnesota, Inc. on September 16, 1998, and the credit reporting division of Factual Data Services (an operating Division of Landmark Financial Services, Inc.) on September 30, 1998, on this amendment to Form 8-K.

     (b) The registrant is also filing the required pro forma information in connection with the acquisitions described in Item 7a above on this amendment to Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FACTUAL DATA CORP.



Date:  November 30, 1998          By:  /s/ Jerald H. Donnan
                                     -------------------------------------
                                       Jerald H. Donnan,
                                       Chief Executive Officer

                   UNAUDITED PRO FORMA COMBINED STATEMENTS OF
                         INCOME AND UNAUDITED PRO FORMA
                             COMBINED BALANCE SHEET

The following unaudited pro forma combined statements of income for the year ended December 31, 1997 and the six month period ended June 30, 1998 and the unaudited pro forma combined balance sheet as of June 30, 1998 give effect to the business combinations of Factual Data Corp. and Factual Data Services
(an operating division of Landmark Financial Services, Inc.) and Factual Data Minnesota, Inc. The transactions between Factual Data Corp., Factual Data Services (an operating division of Landmark Financial Services, Inc.), and Factual Data Minnesota, Inc. have been accounted for as a combination of companies under the purchase method. The unaudited pro forma statements of income have been prepared as if the proposed transactions occurred on January 1, 1997. The unaudited pro forma balance sheet has been prepared as if the proposed transactions occurred June 30, 1998. These pro forma statements are not necessarily indicative of the results of operations or the financial position as they may be in the future or as they might have been had the transactions become effective on the above mentioned date.

The unaudited pro forma combined statements of income for the year ended December 31, 1997 and the six month period ended June 30, 1998 includes the results of operations of Factual Data Corp., Factual Data Services (an operating division of Landmark Financial Services, Inc.) and Factual Data Minnesota, Inc.

The unaudited pro forma combined statements of income and the unaudited pro forma combined balance sheet should be read in conjunction with the separate historical financial statements and notes thereto of Factual Data Corp., Factual Data Services (an operating division of Landmark Financial Services, Inc.) and Factual Data Minnesota, Inc.

           Notes to Unaudited Pro Forma Combined Financial Statements


The following adjustments are related to the business combinations between Factual Data Corp. (FDC), Factual Data Services (an operating division of Landmark Financial Services, Inc.) (FDS) and Factual Data Minnesota, Inc.(FDM).

1. Reflects the Combined Pro Forma totals as filed in the Form 8-K/A on October 13, 1998. The Combined Pro-forma amounts include Factual Data Corp., Heritage Credit Reporting, Inc., American Credit Connection, Inc. and Factual Data Northwest, Inc.

2. The amounts reflected for the year ended December 31, 1997 for FDS reflect the results of operations for the fiscal year ended June 30, 1998. The results of operations for the six months ended June 30, 1998 are duplicated in the results of operations for the year ended December 31, 1997.

3. Records the acquisitions of FDS and FDM property and equipment, lease deposits, non-compete agreements and customers lists for $2,306,486.
     To finance the acquisitions, FDC issued 53,782 shares of restricted common stock valued at $400,000 and paid $1,553,243 in cash at closing. The Company also issued a note payable for $353,243 to fund the remainder of the purchase price. The purchase price has been allocated as follows:

              Asset Category                               Valuation
     -----------------------------------                  -----------
          Property and equipment                              $51,500
          Non-compete agreement                                40,000
          Customer lists                                    2,213,336
          Lease deposits                                        1,650
                                                          -----------
                                                          $ 2,306,486
                                                          ===========

4. To eliminate assets, liabilities and common stock not acquired by FDC in the acquisitions.

5. To eliminate other income and expenses which will not continue following the business combinations. Prior interest expense, depreciation and amortization, officer salary for a non-continuing employee and gain on sale of building have been eliminated.

6. To eliminate royalty expenses and fees and related system affiliate revenues.

7.   To record interest expense at 8% of debt incurred on the acquisitions.

8. To record depreciation and amortization on fixed assets and intangibles acquired. Fixed assets are depreciated over a five year life, non-compete agreements over the life of the agreements and customer lists over fifteen years.

9.   Pro forma income tax adjustment at the statutory rate of 34%.

                Unaudited Pro Forma Combined Statement of Income
                      For the Year Ended December 31, 1997


                                                                                             Pro Forma Adjustments
                         Factual Data                                                    ----------------------------
                          Corp. (1)        FDS (2)          FDM              Total          Debit           Credit        Combined
                         -----------     -----------    ------------      -----------    -------------    -----------    -----------

System
 affiliates .........     $1,867,743     $     --       $       --        $1,867,743     $272,774 (6)     $   --        $ 1,539,652
                                                                                           12,690 (6)
                                                                                           42,627 (6)
Information
 systems ............      5,432,196      2,309,611         964,953        8,706,760        --                --          8,706,760
Proceeds from
 sale of
 territories ........        714,365           --               --           714,365        --                              714,365

Training, license
 and other ..........        119,692           --               --           119,692        --                --            119,692
                          ----------     ----------     -----------       ----------     --------         ---------      ----------
  Total revenue .....      8,133,996      2,309,611         964,953       11,408,560      328,091             --         11,080,469
                          ----------     ----------     -----------       ----------     --------         ---------      ----------

Operating expenses
  Cost of services
  provided ..........      3,761,617      1,615,728         523,634        5,900,979        --              272,774 (6)   5,585,578
                                                                                                             42,627 (6)

  Cost of sale of
   territories ......        506,101           --               --           506,101        --                              506,101
  Selling, general
   and administra-
   tive .............      3,219,064        600,492         245,589        4,065,145      177,856 (8)       174,940 (5)   4,055,371
                                                                                                             12,690 (6)
   Total
    operating             ----------     ----------      ----------       ----------     --------          --------      ----------
    expenses ........      7,486,782      2,216,220         769,223       10,472,225      177,856           503,031      10,147,050
                          ----------     ----------      ----------       ----------     --------          --------      ----------
Income from
 operations .........        647,214         93,391         195,730          936,335      505,947           503,031         933,419
                          ----------     ----------      ----------       ----------     --------          --------      ----------

Other income ........         33,817           --            53,524           87,341       53,524 (5)          --            33,817
Interest expense ....       (273,994)          --           (39,938)        (313,932)     (28,259)(7)        39,938 (5)    (302,253)
                          ----------     ----------      ----------       ----------     --------          --------      ----------

Income before
 taxes ..............        407,037         93,391         209,316          709,744      587,730           542,969         664,983
Income tax expense ..        128,658         32,000          71,167          231,825      199,828 (9)       184,609 (9)     247,044
                          ----------     ----------      ----------       ----------     --------          --------      ----------

Net income ..........     $  278,379     $   61,391      $  138,149       $  477,919     $787,558          $727,578      $  417,939
                          ==========     ==========      ==========       ==========     ========          ========      ==========

Basic earnings
 per share ..........     $      .15                                                                                     $      .22
                          ==========                                                                                     ==========

Weighted average
 pro forma shares
 outstanding -
 basic and
 diluted ............      1,820,230                                                                                (3)   1,874,012
                          ==========                                                                                     ==========

Diluted earnings
 per share ..........     $      .15                                                                                     $      .22
                          ==========                                                                                     ==========

Weighted average
 pro forma shares
 outstanding -
 diluted ............      1,820,230                                                                                (3)   1,874,012
                          ==========                                                                                     ==========

          Unaudited Pro Forma Combined Balance Sheet
                     As of June 30, 1998




                              Factual                                           Pro Forma Adjustments
                               Data                                          ---------------------------
                             Corp (1)      FDS(2)      FDM        Total         Debit           Credit         Combined
                           ------------  ---------  ---------  ------------  ----------       ----------      -----------
Cash and cash
 equivalents ............  $ 2,519,868   $ 26,995   $212,106   $ 2,758,969   $    -           $1,553,24 (3)   $  966,625
                                                                                                239,101 (4)
Short-term
 investments ............    3,510,847       -          -        3,510,847        -                -           3,510,847
Accounts
 receivable net .........     1,282,06    384,133    184,772     1,850,970        -             568,905 (4)    1,282,065
Notes receivable ........       60,377       -          -           60,377        -                -              60,377
Prepaid expense
 and other ..............       92,454       -         3,669        96,123        -               3,669 (4)       92,454
Deferred tax
 asset ..................       64,577       -          -           64,577        -                -              64,577
                            ----------   --------   --------   -----------  ----------       ----------      -----------
   Total current
    assets ..............    7,530,188    411,128    400,547     8,341,863        -           2,364,918        5,976,945
                            ----------   --------   --------   -----------  ----------       ----------      -----------
Property and
 equipment, net .........    1,719,481     87,561     47,259     1,854,301      51,500 (3)      134,820 (4)    1,770,981
Intangible
 assets .................    3,562,239    117,647     30,221     3,710,107   2,254,986 (3)      147,868 (4)    5,817,225
                            ----------   --------   --------   -----------  ----------       ----------      -----------
                           $12,811,908   $616,336   $478,027   $13,906,271  $2,306,486       $2,647,606      $13,565,151
                           ===========   ========   ========   ===========  ==========       ==========      ===========

Notes payable ...........       21,600       -          -           21,600       -                                21,600
Current portion
 of long-term
 debt ...................      807,176       -          -          807,176       -              176,621 (3)      983,797
Accounts payable ........    1,293,813     72,493     51,890     1,418,196    124,383 (4)          -           1,293,813
Accrued payroll
 and expenses ...........       94,953     32,077      8,289       135,319     40,366 (4)          -              94,953
Income taxes
 payable ................      412,093     32,000       -          444,093     32,000 (4)          -             412,093
                            ----------    -------    -------    ----------   --------         ---------       ----------
   Total
    current
    liabilities .........    2,629,635    136,570     60,179     2,826,384    196,749           176,621        2,806,256
                            ----------    -------    -------    ----------   --------         ---------       ----------

Long-term debt ..........    1,981,764       -          -        1,981,764       -              176,622 (3)    2,158,386
Deferred income
 taxes ..................      243,215       -          -          243,215       -                 -             243,215

Common stock ............    6,562,279       -         1,000     6,563,279      1,000 (4)       400,000 (3)    6,962,279
Retained
 earnings ...............    1,395,015    479,766    416,848     2,291,629    896,614 (4)            --        1,395,015
                            ----------    -------    -------    ----------   --------         ----------      ----------
Total equity ............    7,957,294    479,766    417,848     8,854,908    897,614            400,000       8,357,294
                            ----------    -------    -------    ----------  ---------         ----------      ----------
                           $12,811,908   $616,336   $478,027   $13,906,271 $1,094,363           $753,243     $13,565,151
                           ===========   ========   ========   =========== ==========         ==========     ===========


                Unaudited Pro Forma Combined Statement of Income
                     For the Six Months Ended June 30, 1998



                       Factual                                           Pro Forma Adjustments
                        Data                                           -------------------------
                      Corp. (1)      FDS (2)     FDM        Total        Debit           Credit         Combined
                      ----------   ----------  --------   ----------   ----------       --------       ----------
System
 affiliates .....     $1,837,175   $   -       $   -      $1,837,175   $  102,653 (6)   $   -          $1,349,299
                                                                           62,030 (6)
                                                                          323,193 (6)
Information
 systems ........      4,328,915    1,313,985   841,197    6,484,097          -             -           6,484,097
Training, license
 license and
 other ..........          1,005       -           -           1,005          -             -               1,005
                      ----------   ----------  --------   ----------   -----------     --------       -----------
   Total
    revenue......      6,167,095    1,313,985   841,197    8,322,277       487,876          -           7,834,401
                      ----------   ----------  --------   ----------   -----------     --------       -----------
Operating
 expenses cost
  of services
   provided .....      2,563,520      918,790   360,646    3,842,956          -         102,653 (6)     3,417,110
                                                                                        323,193 (6)
  Selling,
  general and
  administra-
   tion .........      2,112,395      305,308   107,988    2,525,691       88,928 (8)    97,551 (5)     2,455,038
                                                                                         62,030 (6)
                      ----------   ----------  --------   ----------   ----------      --------       -----------
   Total
    operating
    expenses ....      4,675,915    1,224,098   468,634    6,368,647       88,928       585,427         5,872,148
                      ----------   ----------  --------   ----------   ----------      --------       -----------
Income from
 operations .....      1,491,180       89,887   372,563    1,953,630      576,804       585,427         1,962,253
                      ----------   ----------  --------   ----------   ----------      --------       -----------
Other income,
 net ............         60,800         -      303,957      364,757      303,957 (5)      -               60,800
Interest
 expense ........       (140,473)        -       (8,567)    (149,040)      14,130 (7)     8,567 (5)      (154,603)
                      ----------   ----------  --------   ----------   ----------      --------       -----------
Income before
 taxes ..........      1,411,507       89,887   667,953    2,169,347      894,891       593,994         1,868,450
Income tax
 expense ........        515,678       30,562   227,104      773,344      304,263 (9)   201,958 (9)       875,649
                      ----------   ----------  --------   ----------   ----------      --------       -----------
Net income ......     $  895,829   $   59,325  $440,849   $1,396,003   $1,199,154      $795,952       $   992,801
                      ==========   ==========  ========   ==========   ==========      ========       ===========
Basic earnings
 per share ......     $      .42                                                                      $       .45
                      ==========                                                                      ===========
Weighted
 average pro
 forma shares
 outstanding -
 basic ..........      2,150,230                                                                  (3)   2,204,012
                      ==========                                                                      ===========
Diluted
 earings per
 share ..........     $      .36                                                                      $       .39
                      ==========                                                                      ===========
Weighted
 average pro
 forma shares
 outstanding -
 diluted ........      2,483,980                                                                  (3)   2,537,762
                      ==========                                                                      ===========


                              FACTUAL DATA SERVICES

           AN OPERATING DIVISION OF LANDMARK FINANCIAL SERVICES, INC.

                              Financial Statements
                                  June 30, 1998

                                Table of Contents




Independent Auditors' Report.............................F - 1

Financial Statements

    Statement of Net Assets..............................F - 2

    Statements of Operations and Changes in Net Assets...F - 3

    Statements of Cash Flows.............................F - 4

Notes to Financial Statements............................F - 6

                 INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders
Factual Data Services
Plano, Texas


We have audited the accompanying statement of net assets of Factual Data Services, an operating division of Landmark Financial Services, Inc., as of June 30, 1998, and the related statements of operations and changes in net assets and cash flows for the period from September 27, 1996 (inception) to June 30, 1997 and the year ended June 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted  our  audits  in  accordance  with  generally   accepted  auditing
standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The operating division is part of Landmark Financial Services, Inc. and has no separate legal status or existence. As explained in Note 1, the accompanying financial statements and notes thereto include all significant assets, liabilities and costs required for operating the business. These statements may not necessarily be indicative of the results of operations that would have been obtained as an independent legal entity. The operating division is dependent upon Landmark Financial Services, Inc. for the repayment of original acquisition debt and interest incurred in acquiring the credit reporting business and related territories of the Division.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets of Factual Data Services an operating division of Landmark Financial Services, Inc. as of June 30, 1998 and the results of their operations and its flows for the period from September 27, 1996 (inception) to June 30, 1997 and the year ended June 30, 1998, in conformity with generally accepted accounting principles.



                                          Ehrhardt Keefe Steiner & Hottman PC
October 21, 1998
Denver, Colorado

                    STATEMENT OF NET ASSETS
                         June 30, 1998


                                     Assets
Current assets
  Cash                                                     $ 26,995
  Accounts receivable (net of allowance
   for doubtful accounts of $77,840)                        384,133
                                                           --------
     Total current assets                                   411,128
                                                           --------

Property and equipment, net (Note 2)                         87,561

Other assets
  Intangible asset (net of accumulated
   amortization of $32,353)                                 117,647
                                                           --------

                                                           $616,336
                                                           ========

                           Liabilities and Net Assets

Current liabilities
  Accounts payable                                         $ 72,493
  Accrued payroll and taxes                                  32,077
  Income taxes payable to Landmark
   Financial Services, Inc.                                  32,000
                                                           --------
     Total current liabilities                              136,570
                                                           --------

Net assets                                                  479,766
                                                           --------

                                                           $616,336
                                                           ========

                   Statements of Operations
                   and Changes in Net Assets


                                          For the
                                        Period From
                                         September
                                          27, 1996      For the
                                        (inception)    Year Ended
                                        to June 30,     June 30
                                           1997           1998
                                        ----------     ----------

Revenue ...........................     $1,029,453     $2,309,611
                                        ----------     ----------
Operating Expenses
  Costs of services provided ......        590,798      1,615,728
  General and administrative ......        390,533        600,492
                                        ----------     ----------
    Total operating expenses ......        981,331      2,216,220
                                        ----------     ----------

Net income before income taxes ....         48,122         93,391

Pro Forma income tax expense ......         16,000         32,000
                                        ----------     ----------

Net income ........................         32,122         61,391
Net assets - beginning of period ..           --          287,654
Net support from Landmark Financial
 Services, Inc. ...................        255,532        130,721
                                        ----------     ----------

Net assets - end of period ........     $  287,654     $  479,766
                                        ==========     ==========

                   Statements of Cash Flows


                                            For the
                                          Period from
                                           September
                                           27, 1996
                                          (Inception)     For the
                                              to         Year Ended
                                            June 30,      June 30,
                                             1997           1998
                                          -----------    -----------

Cash flows from operating activities
  Net income .........................     $  32,122      $  61,391
                                           ---------      ---------
  Adjustments to reconcile net income
   to net cash (used in) provided by
   operating activities
    Allowance for doubtful accounts ..        40,000         37,840
    Depreciation and amortization ....        27,545         82,518
   Changes in operating assets and
    liabilities
     Accounts receivable .............      (282,781)      (179,192)
     Other assets ....................        (3,297)         3,297
     Accounts payable ................        91,623        (19,130)
     Accrued payroll and payroll taxes        30,216          1,861
     Income taxes payable to Landmark
      Financial Services, Inc. .......        16,000         16,000
                                           ---------      ---------
                                             (80,694)       (56,806)
                                           ---------      ---------
       Net cash (used in) provided by
        operating activities .........       (48,572)         4,585
                                           ---------      ---------

Cash flows from financing activities
  Net support from (to) Landmark
   Financial Services, Inc. ..........        90,261        (19,279)
       Net cash provided by (used in)
        financing activities .........        90,261        (19,280)
                                           ---------      ---------

Net increase (decrease) in cash ......        41,689        (14,694)

Cash, at beginning of period .........          --           41,689
                                           ---------      ---------

Cash, at end of period ...............     $  41,689      $  26,995
                                           =========      =========

Supplemental  disclosure of non-cash  investing and  financing  activities:
  The Division acquired computer equipment and software of $165,271 which was financed by Landmark Financial Services, Inc. during the period ended
  June 30, 1997.

  During the year ended June 30, 1998, the Division acquired a franchise agreement in the amount of $150,000 which was financed by Landmark Financial
  Services, Inc.



Note 1 - Organization and Summary of Significant Accounting Policies
--------------------------------------------------------------------

Organization
------------

The accompanying financial statements of Factual Data Services ("the Division") an operating division of Landmark Financial Services, Inc. ("the Company") have been prepared from the books and records maintained by the Company, and may not necessarily be indicative of the net assets or results of operations of the Division that would have been obtained as an independent legal entity.

All significant operating assets and liabilities and costs required for operating the business have been reflected in the accompanying financial statements of the Division. The Division is dependent upon the Company for repayment of original acquisition debt and interest incurred in acquiring the credit reporting business and related territories.

The Division was established for the purpose of providing information services, nationally, to financial lending institutions primarily in the mortgage lending industry and currently provides such services under the Factual Data trade name through a license agreement with Factual Data Corp.

Accounts Receivable
-------------------

In the normal course of business, the Division extends unsecured credit to virtually all of its customers related to providing information services. The Division's customers are located primarily in Texas, Arizona, Oklahoma and New Mexico.

Because of the credit risks involved, management has provided an allowance for doubtful accounts of $77,840 at June 30, 1998 which reflects its opinion of amounts which will eventually become uncollectible. In the event of complete nonperformance by the Division's customers, the maximum exposure to the Division is the outstanding accounts receivable balance at the date of non-performance.

Property and Equipment
----------------------

Property and equipment is stated at cost. Depreciation is computed using the straight line method based on the estimated useful lives of three to five years.

Intangible Asset
----------------

The intangible asset consists of a franchise agreement and is stated at cost. The franchise agreement is amortized over the life of the agreement.

Advertising Costs
-----------------

Advertising costs are expensed as incurred.

--------------------------------------------------------------------------------

Income Taxes
------------

The Division recognizes deferred tax assets and liabilities based on the differences between the tax basis of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amount in future years. The Division has no significant timing differences at June 30, 1998, and accordingly no deferred tax assets or liabilities have been recorded in the accompanying financial statements.

The pro forma provision for income taxes has been recorded as if the Division was a stand alone entity.

Valuation of Long-Lived Assets
------------------------------

The Company assesses valuation of long-lived assets in accordance with Statement of Financial Accounting Standards (SFAS) No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be disposed of. The Company periodically evaluates the carrying value of long-lived assets to be held and used, when events and circumstances warrant such a review. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such asset is separately identifiable and is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair market value of the long-lived asset. Fair market value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments
-----------------------------------

The carrying amounts of financial instruments including cash, receivables, accounts payable, accrued payroll and taxes and income taxes payable approximate their fair values as of June 30, 1998 because of the relatively short maturity of these instruments.

Note 2 - Property and Equipment
-------------------------------

Property and equipment consist of the following:



                                    June 30,
                                      1998
                                   ----------
Computer equipment ...........     $  36,937
Software .....................       128,334
                                     165,271
 Less accumulated depreciation       (77,710)
                                   ---------
                                   $  87,561
                                   =========


Note 3 - Related Parties
------------------------

Included in accounts receivable at June 30, 1998 is $24,124 which is a receivable from related entities of Landmark Financial Services, Inc.

The Division had sales to related entities of Landmark Financial Services, Inc. in the amount of approximately $236,000 or 10% and $135,000 or 13%, for the year ended June 30, 1998 and the period ended June 30, 1997, respectively.

                 FACTUAL DATA MINNESOTA, INC.

                     Financial Statements
                       December 31, 1997

                       Table of Contents




Independent Auditors' Report.............................F - 1

Financial Statements

    Balance Sheets.......................................F - 2

    Statements of Income.................................F - 3

    Statement of Changes in Stockholders' Equity.........F - 4

    Statements of Cash Flows.............................F - 5

Notes to Financial Statements............................F - 7

                 INDEPENDENT AUDITORS' REPORT




To the Board of Directors and Stockholders
Factual Data Minnesota, Inc.
St. Paul, Minnesota


We have audited the accompanying balance sheet of Factual Data Minnesota, Inc. as of December 31, 1997, and the related statements of income, changes in stockholders' equity and cash flows for each of the years in the two year period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Factual Data Minnesota, Inc. as of December 31, 1997 and the results of its operations and its cash flows for each of the years in the two year period then ended, in conformity with generally accepted accounting principles.



                                          Ehrhardt Keefe Steiner & Hottman PC

September 11, 1998
Denver, Colorado

                        Balance Sheets


                                                     December
                                                        31,           June 30,
                                                       1997             1998
                                                   ------------     ------------
                                                                     (Unaudited)
                                Assets
Current assets
  Cash .........................................    $   78,976       $  212,106
  Accounts receivable
   (net of allowance for
   doubtful accounts of
   $11,351 (1997) and
   $5,571 (1998) ...............................       113,078          184,772
                                                    ----------       ----------
      Total current
       assets ..................................       192,054          396,878
                                                    ----------       ----------

Property and equipment,
 net (Notes 2 and 3) ...........................       347,809           47,259

Other assets
  Intangible assets
  (net of accumulated
   amortization of
   $84,486 (1997) and
   $90,819 (1998)) .............................        36,554          30,221
  Deposits and other
   assets ......................................        13,669           3,669
                                                      --------        --------
    Total other assets .........................        50,223          33,890
                                                      --------        --------

                                                      $590,086        $478,027
                                                      ========        ========

                      Liabilities and Stockholders' Equity

Current liabilities
  Line-of-credit
   (Note 3) ....................................      $ 70,308       $   -
  Current portion of
   long-term debt (Note 3) .....................       370,554           -

  Accounts payable .............................        28,827          51,890
  Accrued payroll and taxes ....................         6,380           8,289
  Accrued liabilities ..........................        47,206           -
                                                      --------       ---------
    Total current
     liabilities ...............................       523,275          60,179
                                                      --------       ---------

Commitments (Notes 4 and 6)

Stockholders' equity
  Common stock,
   no par value, 24,000
   shares authorized,
   1,000 shares issued
   and outstanding in 1997
   and 1998 ....................................         1,000           1,000
  Retained earnings ............................        65,811         416,848
                                                      --------        --------
    Total stockholders'
     equity ....................................        66,811         417,848
                                                      --------        --------

                                                      $590,086        $478,027
                                                      ========        ========


                              Statements of Income


                                                               For the Six Months
                                 For the Year Ended                   Ended
                                      December 31,                   June 30,
                               ------------------------      ------------------------
                                 1996            1997          1997           1998
                               ---------      ---------      ---------      ---------
                                                                   (Unaudited)

Revenue ..................     $ 674,259      $ 964,953      $ 453,389      $ 841,197
                               ---------      ---------      ---------      ---------

Operating Expenses
  Costs of services
   provided ..............       387,331        523,634        222,392        360,646
  General and
   administrative ........       288,297        245,589        117,724        107,988
                               ---------      ---------      ---------      ---------
    Total operating
     expenses ............       675,629        769,223        340,116        468,634
                               ---------      ---------      ---------      ---------

Income (loss) from
 operations ..............        (1,370)       195,730        113,273        372,563

Other income (expense)
  Rental income(expense),
   net ...................        24,185         13,586          2,991        (14,628)
  Gain on sale of
   building ..............          -             -              -            310,018
                               ---------      ---------      ---------      ---------

Net income ...............        22,815        209,316        116,264        667,953

Pro forma adjustment -
 provision for income
 (Note 1) ................        (7,757)       (71,167)       (39,529)      (227,104)
                               ---------      ---------      ---------      ---------

Pro forma net income .....     $  15,058      $ 138,149      $  76,735      $ 440,849
                               =========      =========      =========      =========

Pro forma basic earnings
 per share ...............     $   15.06      $  138.15      $   76.74      $  440.85
                               =========      =========      =========      =========

Weighted average number of
shares outstanding ......         1,000          1,000          1,000          1,000
                              =========      =========      =========      ==========


         Statement of Changes in Stockholders' Equity
        For the Years Ended December 31, 1997 and 1996
              And the Period Ended June 30, 1998


                                                        Total
                           Common      Retained      Stockholders'
                           Stock       Earnings        Equity
                         ---------     ---------      ---------

Balance at
 December 31, 1995 .     $   1,000     $  61,244      $  62,244

Net income for the
 year ended
 December 31, 1996 .          -           22,815         22,815
                         ---------     ---------      ---------

Balance at
 December 31, 1996 .         1,000        84,059         85,059

Net income for the
 year ended
 December 31, 1997 .          -          209,316        209,316

Distributions for
 the year ended ....          -         (227,564)      (227,564)
                         ---------     ---------      ---------

Balance at
 December 31, 1997 .         1,000        65,811         66,811

Net income for the
 six months ended
 June 30, 1998
 (unaudited) .......          -          667,953        667,953

Distributions for
 the six months
 ended June 30, 1998
 (unaudited) .......          -         (316,916)      (316,916)
                         ---------     ---------      ---------

Balance at June 30,
 1998 (unaudited) ..     $   1,000     $ 416,848      $ 417,848
                         =========     =========      =========


                   Statements of Cash Flows



                             For the Years Ended         For the Six Months Ended
                                 December 31                     June 30,
                           ------------------------      ------------------------
                              1996           1997          1997           1998
                           ---------      ---------      ---------      ---------
                                                               (Unaudited)
Cash flows from
 operating
 activities
  Net income (loss) ..     $  22,815      $ 209,316      $ 116,264      $ 667,953
                           ---------      ---------      ---------      ---------
  Adjustments to
   reconcile net
   income (loss) to
   net cash provided
   by operating
   activities
    Allowance for
     doubtful accounts         1,470         11,351          6,117         (5,780)
    Depreciation and
     amortization ....        63,931         57,730         33,031         25,346
    Gain on sale of
     building ........          -              -              -          (310,018)
    Changes in
     operating assets
     and liabilities
      Accounts
       receivable ....       (44,987)       (52,417)       (40,260)       (65,914)
      Deposits and
       other assets ..        14,026          4,800          2,400         10,000
      Accounts payable         6,355         11,080         12,044         23,063
      Accrued payroll
       and payroll
       taxes .........         3,312          2,982           -             1,909
      Accrued
       liabilities ...         9,376         29,430         (2,391)       (47,206)
                           ---------      ---------      ---------      ---------
                              53,483         64,956         10,941       (368,600)
                           ---------      ---------      ---------      ---------
          Net cash
           provided by
           operating
           activities         76,298        274,272        127,205        299,353
                           ---------      ---------      ---------      ---------

Cash flows from
 investing activities
  Proceeds from sale
  of building ........          -              -              -           602,346
  Purchase of property
  and equipment ......       (20,202)        (8,919)          (246)       (10,791)
                           ---------      ---------      ---------      ---------
       Net cash
        (used in)
        provided by
        investing
        activities ...       (20,202)        (8,919)          (246)       591,555
                           ---------      ---------      ---------      ---------

Cash flows from
 financing activities
  Line-of-credit, net        (54,048)        54,356        (15,952)       (70,308)
  Principal payments
   on long-term debt .        65,287       (124,077)      (119,999)      (370,554)
  Distributions to
   stockholders ......          -          (227,564)        (3,700)      (316,916)
                           ---------      ---------      ---------      ---------
       Net cash
         provided
         in (used by)
         financing
         activities ..        11,239       (297,285)      (139,651)      (757,778)
                           ---------      ---------      ---------      ---------

Net increase
 (decrease)in cash ...        67,335        (31,932)       (12,692)       133,130

Cash, at beginning of
 period ..............        43,573        110,908        110,908         78,976
                           ---------      ---------      ---------      ---------

Cash, at end of period     $ 110,908      $  78,976      $  98,216      $ 212,106
                           =========      =========      =========      =========

Continued on following page.



               Combined Statements of Cash Flows


Continued from previous page.


Supplemental disclosure of cash flow information:

Interest paid on borrowings for the years ended December 31, 1997 and 1996 and for the six months ended June 30, 1997 (unaudited) and 1998 (unaudited) was $42,239, $56,308, $24,615 and $9,719, respectively.

Note 1 - Organization and Summary of Significant Accounting Policies
--------------------------------------------------------------------

Organization
------------

Factual Data Minnesota, Inc. was incorporated in the state of Minnesota in 1985. The Company was established for the purpose of providing information services, nationally, to financial lending institutions primarily in the mortgage lending industry. The Company provides these services to the states of Minnesota and Iowa under the Factual Data trade name through a franchise agreement with Factual Data Corp.

Concentration of Credit Risk
----------------------------

In the normal course of business, the Company extends unsecured credit to virtually all of its customers related to providing information services. The Company's customers are located primarily in Minnesota and Iowa. Additionally, at times, the Company maintains cash balances in excess of FDIC limits.

Accounts Receivable
-------------------

Because of the credit risks involved, management has provided an allowance for doubtful accounts of $11,351 and $5,571 at December 31, 1997 and June 30, 1998, respectively, which reflects its opinion of amounts which will eventually become uncollectible. In the event of complete nonperformance by the Company's customers, the maximum exposure to the Company is the outstanding accounts receivable balance at the date of non-performance.

Property and Equipment
----------------------

Property and equipment are stated at cost. Depreciation is computed using the straight-line method based on the estimated useful lives of the assets which range from three to twenty years.

Intangible Assets
-----------------

Intangible assets are stated at cost and consist of franchise fees. These assets are amortized using the straight-line method over the life of the respective franchise agreements.

Advertising Costs
-----------------

Advertising costs are expensed as incurred. Total advertising costs expensed was $9,561, $3,822, $2,282, $3,007, for the years ended December 31, 1996 and 1997 and the six months ended June 30, 1997 (unaudited) and 1998 (unaudited), respectively.

--------------------------------------------------------------------------------

Income Taxes
------------

The Company has elected to be taxed under Subchapter S of the Internal Revenue Code. Under these provisions, the Company is not subject to income taxes as a separate entity. Income or loss of the Company is required to be included in the income tax returns of the stockholders.

Included in the statement of operations are pro forma income tax adjustments computed using the statutory rates in effect, which represent the federal and state tax provisions that would have been required had the Company been taxed as a C-corporation. The Company's effective statutory rate based on pretax income was 34%.

Revenue Recognition
-------------------

Factual Data Minnesota, Inc. recognizes revenue generated from mortgage credit reports and other information services when the information has been provided to the customer, as substantially all required services have been performed.

Valuation of Long-Lived Assets
------------------------------

The Company assesses valuation of long-lived assets in accordance with Statement of Financial Accounting Standards (SFAS) No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be disposed of. The Company periodically evaluates the carrying value of long-lived assets to be held and used, when events and circumstances warrant such a review. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such asset is separately identifiable and is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair market value of the long-lived asset. Fair market value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments
-----------------------------------

The carrying amounts of financial instruments including cash, receivables, accounts payable and accrued liabilities approximate their fair values as of December 31, 1997 and June 30, 1998 (unaudited) because of the relatively short maturity of these instruments.

--------------------------------------------------------------------------------

Fair Value of Financial Instruments (continued)
----------------------------------------------

The carrying amounts of long-term debt and the line-of-credit outstanding also approximate their fair values as of December 31, 1997 and June 30, 1998 (unaudited) because interest rates on these instruments approximate the interest rate on debt with similar terms available to the Company.

Basic Earnings Per Common Share
-------------------------------

The Company computes earnings per share in accordance with Statement of Financial Accounting Standard No. 128. The Company has presented only basic earnings per share as the Company has no dilutive potential common shares. Basic earnings per share has been computed based on the weighted average number of shares outstanding.


Note 2 - Property and Equipment
-------------------------------

Property and equipment consist of the following:


                                              December 31,  December 31,
                                                 1997           1998
                                              -----------   -----------
   Equipment                                  $   231,563   $   240,647
   Furniture and fixtures                          16,382        19,036
   Building and improvements                      320,019           -
   Land                                            55,387           -
   Software                                        10,000        10,000
                                              -----------   -----------
                                                  633,351       269,683
     Less accumulated depreciation                285,542       222,424
                                              -----------   -----------

                                              $   347,809   $    47,259
                                              ===========   ===========

Note 3 - Notes Payable
----------------------

Line-of-Credit
--------------

The Company maintains a $100,000 line-of-credit with a bank of which $70,308 and $0 was outstanding at December 31, 1997 and June 30, 1998, respectively. The line-of-credit expired on May 31, 1998. The line accrues interest at the bank's prime rate plus 1% (9.25% at December 31, 1997). The line is collateralized by substantially all the assets of the Company's affiliate and is personally guaranteed by officers of the Company.

---------------------------------

Long-Term Obligations
---------------------

Long-term debt obligations consist of the following:



                                             December 31,           June 30,
                                                1997                  1998
                                             -----------          -----------
                                                                  (unaudited)
Note  payable to a financial
 institution, monthly principal
 and interest payments of $5,307
 through December 1998.  Interest
 at 9.5%.  The note is
 collateralized by the Company's
 building and land.  The note payable
 was fully repaid during 1998 upon
 the sale of the building .............      $   370,554          $    -
                                             -----------          -----------
     Less current portion                       (370,554)              -
                                             -----------          -----------

                                             $      -             $    -
                                             ===========          ==========



Note 4 - Commitments
--------------------

Operating Leases
----------------

The Company leases office space for its corporate location under an operating lease agreements which provide for the payment of rent totaling approximately $1,650 per month. Rent expense under these operating leases, totaled $25,279, $19,825, $9,900 and $8,375 during the years ended December 31, 1997 and 1996 and the six months ended June 30, 1997 (unaudited) and 1998 (unaudited), respectively.

Future minimum annual lease payments are as follows:

     Year Ended December 31,
     -----------------------

             1998                               $20,100
             1999                                20,100
             2000                                20,100
                                                -------

                                                $60,300
                                                =======

Note 5 - Significant Customers
------------------------------

Two customers accounted for 27% of accounts receivable balance for the years ended December 31, 1996 and 1997 and for 40% of accounts receivable for the six months ended June 30, 1998. No customers accounted for more than 10% for the six months ended June 30, 1997.


Note 6 - 401(k) Plan
--------------------

The Company maintains a profit sharing plan and trust under section 401(k) of the Internal Revenue Code. All employees of age 21 or older who complete 1,000 hours a year are eligible for the plan. Employees have an option to contribute compensation up to the ceiling set by the Internal Revenue Service ($10,000 in 1998). Employer matches $.50 on the dollar up to 2% of the employees salary. Contributions for the year ended December 31, 1997 and the six months ended June 30, 1998 (unaudited) were approximately $1,800 and $1,300, respectively.